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                                  EXHIBIT 24.2

                                Power of Attorney
                              from Adrian F. Jones



                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF COLOMBUS, STATE OF OHIO, ON THE 14TH DAY OF AUGUST, 1998.

                                                        SAFELITE GLASS CORP.


                                                        By: ____________________
                                                               John F. Barlow



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints John F. Barlow and Anthony J. DiNovi, and each of them, with the power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him of her and his or her name, place and stead, in any and all capacities to sign any or all amendments or post-effective amendments to this registration statement, and to file the same, will all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

   SIGNATURE                    TITLE                              DATE
   ---------                    -----                              ----

__________________    Director, President and Chief           August __, 1998
John F. Barlow        Executive Officer (principal
                      executive officer)


__________________    Director and Chairman of the Board      August __, 1998
Garen K. Staglin


__________________    Senior Vice President, Treasurer and    August __, 1998
Douglas A. Herron     Chief Financial Officer (principal
                      financial and accounting officer)


__________________    Director                                August __, 1998
Anthony J. DiNovi

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   SIGNATURE                    TITLE                              DATE
   ---------                    -----                              ----


____________________    Director                                August __, 1998
Selwyn Herson


/s/ ADRIAN F. JONES     Director                                August 14, 1998
--------------------
Adrian F. Jones


____________________    Director                                August __, 1998
Seth W. Lawry


____________________    Director                                August __, 1998
Thomas H. Lee


____________________    Director                                August __, 1998
Gary Lubner


____________________    Director                                August __, 1998
Ronnie Lubner


____________________    Director                                August __, 1998
John E. Mason


____________________    Director                                August __, 1998
M. Louis Shakinovsky


____________________    Director                                August __, 1998
Scott M. Perling


____________________    Director                                August __, 1998
Rodney Stansfield